SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 205490

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2002

CAMDEN PROPERTY TRUST
(Exact name of Registrant as specified in its Charter)

TEXAS (State or other jurisdiction of incorporation or organization)	1-12110 (Commission file number)	76-6088377 (I.R.S. Employer Identification Number)

Three Greenway Plaza, Suite 1300, Houston, Texas 77046
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (713) 354-2500

Not applicable
(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure

        On August 13, 2002, Camden Property Trust (the “Company”) submitted to the Securities and Exchange Commission written certifications by each of the chief executive officer and the chief financial officer of the Company for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of the Company’s Report on Form 10-Q for the quarter ended June 30, 2002. Copies of each statement are attached as Exhibits 99.1 and 99.2 to this report.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Certification of Chief Executive Officer of Periodic Financial Information pursuant to 18 U.S.C. Section 1350.

99.2	Certification of Chief Financial Officer of Periodic Financial Information pursuant to 18 U.S.C. Section 1350.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 14, 2002

CAMDEN PROPERTY TRUST

By:	/s/ G. Steven Dawson --------------------------------------------- G. Steven Dawson Chief Financial Officer, Sr. Vice President - Finance, and Secretary

Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report on Form 10-Q of Camden Property Trust (the "Company") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard J. Campo, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Richard J. Campo --------------------------------------------- Richard J. Campo Chairman of the Board of Trust Managers and Chief Executive Officer

Date:    August 13, 2002

Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of Camden Property Trust (the "Company";) for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, G. Steven Dawson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ G. Steven Dawson --------------------------------------------- G. Steven Dawson Chief Financial Officer, Sr. Vice President - Finance, and Secretary

Date:    August 13, 2002